PIMCO Funds

Effective January 22, 2018

Supplement dated December 22, 2017 to the Credit Bond Funds
 Prospectus dated July 28, 2017, as supplemented from time to time (the Prospectus)

Disclosure Related to the PIMCO Income Fund and PIMCO Low
 Duration Income Fund


PIMCO Income Fund


The Fund may invest up to 50% of its total assets in high yield securities rated below investment grade by Moodys
 Investors Service, Inc. (Moodys), Standard & Poors Ratings
 Services (S&P) or Fitch, Inc. (Fitch), or if unrated, as determined by PIMCO (except such 50% limitation shall not apply to the Funds investments in mortgage and assetbacked securities).


PIMCO Low Duration Income Fund


The Fund may invest up to 30% of its total assets in high yield securities rated below investment grade by Moodys Investors Service, Inc. (Moodys), Standard & Poors
 Ratings Services (S&P) or Fitch, Inc. (Fitch), or if unrated, as determined by PIMCO (except such 30% limitation shall not apply to the Funds investments in mortgage and assetbacked securities).


Supplement dated December 22, 2017 to the Bond Funds
 Prospectus dated July 28, 2017, as supplemented from time to time (the Prospectus)

Disclosure Related to the PIMCO Investment Grade Corporate
 Bond Fund, PIMCO Long Duration Total Return Fund, PIMCO
 Moderate Duration Fund, PIMCO Mortgage Opportunities Fund,
 PIMCO Total Return Fund and PIMCO Total Return ESG Fund


PIMCO Investment Grade Corporate Bond Fund



The Fund invests primarily in investment grade debt securities, but may invest up to 15% of its total assets in high yield securities (junk bonds), as rated by Moodys
 Investors Service, Inc. (Moodys), Standard & Poors Ratings
 Services (S&P) or Fitch, Inc. (Fitch), or, if unrated, as determined by PIMCO.


PIMCO Long Duration Total Return Fund



The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (junk bonds), as rated by Moodys
 Investors Service, Inc. (Moodys), Standard & Poors Ratings
 Services (S&P) or Fitch, Inc. (Fitch), or, if unrated, as determined by PIMCO.

PIMCO Moderate Duration Fund

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (junk bonds), as rated by Moodys
Investors Service, Inc. (Moodys), Standard & Poors
Ratings Services (S&P) or Fitch, Inc. (Fitch), or, if unrated, as determined by PIMCO.


PIMCO Mortgage Opportunities Fund



The Fund may invest up to 50% of its total assets in high yield securities (junk bonds), as rated by Moodys Investors Service, Inc. (Moodys), Standard & Poors Rating Services (S&P) or Fitch, Inc. (Fitch), or, if unrated, as determined by PIMCO (except such limitation shall not apply to the Funds investments in mortgage related securities).


PIMCO Total Return Fund


The Fund invests primarily in investmentgrade debt securities, but may invest up to 20% of its total assets in high yield securities (junk bonds), as rated by Moodys
 Investors Service, Inc. (Moodys), Standard & Poors Ratings
 Services (S&P) or Fitch, Inc. (Fitch), or, if unrated, as determined by PIMCO.


PIMCO Total Return ESG Fund


The Fund invests primarily in investment grade securities, but may invest up to 20% of its total assets in high yield securities (junk bonds), as rated by Moodys Investors Service, Inc. (Moodys), Standard & Poors Ratings Services (S&P) or Fitch, Inc. (Fitch), or, if unrated, as determined by PIMCO



Supplement dated December 22, 2017 to the International Bond
 Funds Prospectus dated July 28, 2017, as supplemented from time to time (the Prospectus)

 Disclosure related to the PIMCO Foreign Bond Fund (U.S.
 DollarHedged), PIMCO Foreign Bond Fund (Unhedged), PIMCO
 Global Bond Fund (U.S. DollarHedged) and PIMCO Global Bond
 Fund (Unhedged)


PIMCO Foreign Bond Fund (U.S. DollarHedged)



The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (junk bonds), as rated by Moodys Investors Service, Inc. (Moodys),
 Standard & Poors Ratings Services (S&P) or Fitch, Inc.
 (Fitch), or, if unrated, as determined by PIMCO.


PIMCO Foreign Bond Fund (Unhedged)



The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (junk bonds), as rated by Moodys
 Investors Service, Inc. (Moodys), Standard & Poors Ratings
 Services (S&P) or Fitch, Inc. (Fitch), or, if unrated, as determined by PIMCO.


PIMCO Global Bond Fund (U.S. DollarHedged)



The Fund invests primarily in investment grade debt securities, but may invest up to 20% of its total assets in high yield securities (junk bonds), as rated by Moodys
 Investors Service, Inc. (Moodys), Standard & Poors Ratings
 Services (S&P) or Fitch, Inc. (Fitch), or, if unrated, as determined by PIMCO.


PIMCO Global Bond Fund (Unhedged)



The Fund invests primarily in investment grade securities, but may invest up to 20% of its total assets in high yield securities (junk bonds), as rated by Moodys Investors
 Service, Inc. (Moodys), Standard & Poors Ratings Services
 (S&P) or Fitch, Inc. (Fitch), or, if unrated, as determined by PIMCO.


Supplement dated December 22, 2017 to the Short Duration
 Strategy Funds Prospectus dated July 28, 2017, as supplemented from time to time (the Prospectus)


Disclosure Related to the PIMCO Low Duration Fund and PIMCO
 Low Duration ESG Fund


PIMCO Low Duration Fund


    Principal Investment Strategies

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (junk bonds), as rated by Moodys
 Investors Service, Inc. (Moodys), Standard & Poors Ratings
 Services (S&P) or Fitch, Inc. (Fitch), or, if unrated, as determined by PIMCO.


PIMCO Low Duration ESG Fund



    Principal Investment Strategies

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (junk bonds), as rated by Moodys Investors Service, Inc. (Moodys), Standard & Poors Ratings Services (S&P) or Fitch, Inc. (Fitch), or, if unrated, as determined by PIMCO.

Supplement dated December 22, 2017 to the TaxEfficient
 Strategy Funds Prospectus dated July 28, 2017, as supplemented from time to time (the Prospectus)

Disclosure Related to the PIMCO California Intermediate
 Municipal Bond Fund, PIMCO California Municipal Bond Fund,
 PIMCO Municipal Bond Fund, PIMCO National Intermediate
 Municipal Bond Fund and PIMCO New York Municipal Bond Fund



PIMCO California Intermediate Municipal Bond Fund


    Principal Investment Strategies

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (junk bonds), as rated by Moodys
 Investors Service, Inc. (Moodys), Standard & Poors Ratings
 Services (S&P) or Fitch, Inc. (Fitch), or, if unrated, as determined by PIMCO.


PIMCO California Municipal Bond Fund


    Principal Investment Strategies

The Fund invests primarily in investment grade debt securities, but may invest up to 20% of its total assets in high yield securities (junk bonds), as rated by Moodys
 Investors Service, Inc. (Moodys), Standard & Poors Ratings
 Services (S&P) or Fitch, Inc. (Fitch), or, if unrated, as determined by Pacific Investment Management Company LLC
 (PIMCO).

PIMCO Municipal Bond Fund


    Principal Investment Strategies

The Fund invests primarily in investment grade debt securities, but may invest up to 20% of its total assets in high yield securities (junk bonds), as rated by Moodys
 Investors Service, Inc. (Moodys), Standard & Poors Ratings
 Services (S&P) or Fitch, Inc. (Fitch), or, if unrated, as determined by Pacific Investment Management Company LLC
 (PIMCO).

PIMCO National Intermediate Municipal Bond Fund


    Principal Investment Strategies

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in Municipal Bonds or private activity bonds which are high yield securities (junk bonds), as rated by Moodys
 Investors Service, Inc. (Moodys), Standard & Poors Ratings
 Services (S&P) or Fitch, Inc. (Fitch), or, if unrated, as determined by PIMCO.



PIMCO New York Municipal Bond Fund



    Principal Investment Strategies

The Fund invests primarily in investment grade debt securities, but may invest up to 20% of its total assets in high yield securities (junk bonds), as rated by Moodys Investors Service, Inc. (Moodys), Standard &
 Poors Ratings Services (S&P) or Fitch, Inc. (Fitch), or, if unrated, as determined by PIMCO.


Supplement dated December 22, 2017 to the EquityRelated
 Strategy Funds Prospectus dated July 28, 2017, as supplemented from time to time (the Prospectus)


Disclosure Related to the PIMCO RAE Fundamental Advantage
 PLUS Fund, PIMCO RAE Fundamental PLUS EMG Fund, PIMCO RAE
 Fundamental PLUS Fund, PIMCO RAE Fundamental PLUS
 International Fund, PIMCO RAE Fundamental PLUS Small Fund,
 PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low
 Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS
 International Fund and PIMCO RAE Worldwide Long/Short
 PLUS Fund


PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE
 Fundamental PLUS EMG Fund, PIMCO RAE Fundamental PLUS
 Fund, PIMCO RAE Fundamental PLUS International Fund,
 PIMCO RAE Fundamental PLUS Small Fund, PIMCO RAE Low
 Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS
 Fund and PIMCO RAE Low Volatility PLUS International Fund



    Principal Investment Strategies

The Fund may invest up to 20% of its total assets in high yield securities (junk bonds), as rated by Moodys
 Investors Service, Inc. (Moodys), Standard & Poors Ratings
 Services (S&P) or Fitch, Inc. (Fitch), or, if unrated, as determined by PIMCO.


PIMCO RAE Worldwide Long/Short PLUS Fund



    Principal Investment Strategies

The Fund may invest up to 20% of its total assets in high yield securities (junk bonds), as rated by Moodys Investors Service, Inc. (Moodys), Standard & Poors Ratings Services (S&P) or Fitch, Inc. (Fitch), or, if unrated, as determined by PIMCO.


Supplement dated December 22, 2017 to the Real Return
 Strategy Funds Prospectus dated July 28, 2017, as supplemented from time to time (the Prospectus)


Disclosure Related to the PIMCO CommoditiesPLUS Strategy
 Fund, PIMCO CommodityRealReturn Strategy Fund and PIMCO
 RealEstateRealReturn Strategy Fund


PIMCO CommoditiesPLUS Strategy Fund



    Principal Investment Strategies

The Fund may invest up to 10% of its total assets in high yield securities (junk bonds), as rated by Moodys
 Investors Service, Inc. (Moodys), Standard & Poors Ratings
 Services (S&P) or Fitch, Inc. (Fitch), or, if unrated, as determined by PIMCO.


PIMCO CommodityRealReturn Strategy Fund



    Principal Investment Strategies

The Fund may invest up to 10% of its total assets in high yield securities (junk bonds), as rated by Moodys Investors Service, Inc. (Moodys), Standard & Poors Ratings Services (S&P) or Fitch, Inc. (Fitch), or, if unrated, as determined by PIMCO.


PIMCO RealEstateRealReturn Strategy Fund



    Principal Investment Strategies

The Fund may invest up to 10% of its total assets in high yield securities (junk bonds), as rated by Moodys Investors
 Service, Inc. (Moodys), Standard & Poors Ratings Services
 (S&P) or Fitch, Inc. (Fitch), or, if unrated, as determined by PIMCO.